Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves Pemex Exploration and Production (Detail) - Pemex Exploration And Production - USD ($)	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (in USD per bl)	$ 65.47	$ 61.58
Average gas price (in USD per mpc)	4.8	4.85
Average condensates price (in USD per bl)	$ 73.18	$ 66.66
After-tax discount rate	10.28%	10.24%